Exhibit 10.57(a)

                                    AMENDMENT
                         TO THE UCAR INTERNATIONAL INC.
                    1996 MID-MANAGEMENT EQUITY INCENTIVE PLAN
                    -----------------------------------------





          The UCAR International Inc. 1996 Mid-Management  Equity Incentive Plan

(the "Plan") is hereby amended as follows:

          1. All  references  in the Plan to the  Stock  Compensation  Committee

shall instead mean the Organization  and Compensation  Committee of the Board of

Directors.




Dated:  July 29, 1996                              UCAR INTERNATIONAL INC.




                                                   By: /s/ Peter B. Mancino
                                                       --------------------


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